SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

Layne Christensen Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Boulevard, Ste. 700

The Woodlands, TX 77380

(Address of Principal Executive Offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2015 Annual Meeting of Stockholders on June 5, 2015. The stockholders considered and voted on five proposals submitted for stockholder vote, each of which is described in detail in the Proxy Statement. The following is a brief description of the matters voted on at the 2015 Annual Meeting and the final results of such voting.

Proposal No. 1. Election of six directors—David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore and John T. Nesser III—to hold office for terms expiring at the 2016 annual meeting of stockholders.

Final Results: The stockholders elected David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore and John T. Nesser III as directors to hold office for terms expiring at the 2016 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier death, retirement, resignation or removal.

	For	Withheld Authority	Broker Non Votes
David A.B. Brown	13,228,156	1,861,661	2,607,300
Michael J. Caliel	14,443,667	646,150	2,607,300
J. Samuel Butler	13,230,123	1,859,693	2,607,300
Nelson Obus	13,528,917	1,560,900	2,607,300
Robert R. Gilmore	13,232,883	1,856,933	2,607,300
John T. Nesser III	13,705,373	1,384,444	2,607,300

Proposal No. 2: Proposal to conduct an advisory vote to approve named executive officer compensation.

Final Results: The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement.

	For	Against	Abstain	Broker Non Votes
Advisory vote on executive compensation:	12,732,671	895,154	1,461,991	2,607,301

Proposal No. 3: Proposal to approve the flexible settlement feature of the Company’s 4.25% Convertible Notes due 2018 (the “Flexible Settlement”).

Final Results: The stockholders approved the Flexible Settlement.

	For	Against	Abstain	Broker Non Votes
Flexible Settlement:	14,688,101	63,553	338,162	2,607,300

Proposal No. 4: Proposal to approve increasing the number of shares of the Company’s common stock that are potentially issuable upon the conversion of the Company’s 8.00% Senior Secured Second Lien Convertible Notes.

Final Results: The stockholders approved the increase in the number of shares of the Company’s common stock that are potentially issuable upon the conversion of the Company’s 8.00% Senior Secured Second Lien Convertible Notes.

	For	Against	Abstain	Broker Non Votes
Increase in the number of shares of the Company’s common stock that are potentially issuable upon the conversion of the Company’s 8.00% Senior Secured Second Lien Convertible Notes:	7,640,173	7,429,815	19,829	2,607,300

Proposal No. 5: Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ended January 31, 2016.

Final Results: The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal 2016.

	For	Against	Abstain	Broker Non Votes
Deloitte & Touche LLP	17,338,494	35,655	322,968	0

No other matters were voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company (Registrant)

Date: June 9, 2015	By:	/s/ Andrew Atchison
Name: Andrew Atchison
Title: Senior Vice President and Chief Financial Officer

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